EXHIBIT 32.1
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                    CERTIFICATION PURSUANT TO 18 U.S.C. 1350,

      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-QSB of Global Matrechs, Inc. (the "Registrant") for the quarter ended June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned President, Chief Executive Officer, and acting Chief Financial Officer of the Registrant, certifies, to his best knowledge and belief, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



                                       /s/ Michael Sheppard
                                       -----------------------------
                                       Name: Michael Sheppard
                                       Title: President, CEO and acting CFO
                                       Date: May 26, 2005